JLL to combine with HFF to create a global Capital Markets leader Investor Call Presentation March 19, 2019

DISCLAIMER / FORWARD LOOKING STATEMENTS This communication contains certain statements regarding intentions, beliefs and expectations or predictions for the future of Jones Lang LaSalle, Inc. (“JLL”) and HFF, Inc. (“HFF”), which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including statements with respect to the anticipated effects of the proposed transaction, expectations with respect to synergies, the proposed transaction’s anticipated benefits to stockholders, the anticipated timing of the closing of the proposed transaction and plans with respect to the leadership of the combined company following the closing of the proposed transaction. Words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “seeks,” “projects” or words of similar meaning, or future or conditional verbs, such as “will,” “should,” “would,” “could,” “may” or variations of such words and similar expressions are intended to identify such forward-looking statements, which are not statements of historical fact or guarantees or assurances of future performance. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include, without limitation, the following risks, uncertainties or assumptions: the satisfaction of the conditions precedent to the consummation of the proposed transaction, including, without limitation, the receipt of HFF stockholder and regulatory approvals on the terms desired or anticipated; unanticipated difficulties or expenditures relating to the proposed transaction, including, without limitation, difficulties that result in the failure to realize expected synergies, efficiencies and cost savings from the proposed transaction within the expected time period (if at all); potential difficulties in JLL’s and HFF’s ability to retain employees as a result of the announcement and pendency of the proposed transaction; JLL’s ability to obtain and maintain an investment grade credit rating and obtain financing on the anticipated terms and schedule; risks relating to the value of JLL’s shares to be issued in the transaction; disruptions of JLL’s and HFF’s current plans, operations and relationships with customers caused by the announcement and pendency of the proposed transaction; legal proceedings that may be instituted against JLL and HFF following announcement of the proposed transaction; and other factors described in JLL’s annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2019, HFF’s annual report for the fiscal year ended December 31, 2018, which was filed with the SEC on February 28, 2019, and other filings made by JLL and HFF from time to time with the SEC. The factors described in such SEC filings include, without limitation: the effect of political, economic and market conditions and geopolitical events; the logistical and other challenges inherent in operating in numerous different countries; the actions and initiatives of current and potential competitors; the level and volatility of real estate prices, interest rates, currency values and other market indices; the outcome of pending litigation; and the impact of current, pending and future legislation and regulation. Neither JLL nor HFF undertakes, and each of them expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. 2

IMPORTANT INFORMATION Additional Information Regarding the Transaction and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving Jones Lang LaSalle, Inc. (the “Company”), and HFF, Inc. (“HFF”), among other things. The proposed merger transaction will be submitted to the stockholders of HFF for their consideration. In connection therewith, the parties intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement/prospectus, which will be mailed to the stockholders of HFF. However, such documents are not currently available. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, AS APPLICABLE, INVESTORS AND SECURITYHOLDERS OF THE COMPANY AND/OR HFF ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTION. Investors and securityholders may obtain free copies of the definitive proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about each of the Company and HFF, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge under the “Investor Relations” section of the Company’s website located at http://www.ir.jll.com or by contacting the Company’s Investor Relations Department at (312) 252-8943 or JLLInvestorRelations@JLL.com. Participants in the Solicitation The Company and HFF and their respective directors and executive officers, certain other members of their respective management and certain of their respective employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger transaction. Information about the directors and executive officers of HFF is set forth in its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 28, 2018, and its annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 28, 2019, each of which can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 19, 2018, and its annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 26, 2019, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. No Offer or Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. 3

Today’s conference call participants Christian Ulbrich Stephanie Plaines Global Chief Executive Officer Global Chief Financial Officer JLL JLL Richard Bloxam Jay Koster Global Chief Executive Officer, Group Head, Americas Capital Markets and Capital Markets Investor Services JLL JLL Grace Chang Managing Director, Corporate Finance & Investor Relations JLL © 2019 Jones Lang LaSalle IP, Inc. All rights reserved. 4

JLL’s strategic vision – Thinking Beyond Clients Brand Digital People Values • Driving value as • Building our brand • Substantial multi- • Leading professional • Unwavering strategic partners beyond real estate year investment plan services / tech commitment to employer shared Values • Seamless global • Reaching more • Drive Digital DNA client approach C-suite decision across organization • Attracting diverse and • Teamwork, makers ambitious talent pool ethics and • Leverage advanced • Proptech focus excellence tech & data • Consistent global exemplified by • Strong emphasis brand perception JLL Spark on training and • Building a Better development Tomorrow Growth 5

Alignment with our Beyond strategy 2025 Growth Targets Corporate Capital Local LaSalle Investment Solutions Markets Markets Management 10%+ 2x 7%+ 2x Revenue Revenue Revenue Revenue CAGR CAGR Partner Integrate Leverage market Fewer, strategically globally position simpler, bigger • Client centricity • Diversify capabilities • Grow share • Focused growth • Value chain • Digitize platform • Drive productivity • Top-tier performance • Technology • Market intelligence • Further develop top talent • Leverage knowledge & people Adjusted EBITDA margin range 14% - 16%(1) 1Adjusted EBITDA range calculated on fee revenue. Refer to pages 16–18 for definitions and reconciliations of non-GAAP financial measures 6 Source: As presented on JLL’s Investor Day, December 2017

Transaction overview

Transaction details	▪ Jones Lang LaSalle, Inc. ("JLL") (NYSE: JLL) and HFF, Inc. ("HFF") (NYSE: HF) have entered into a definitive agreement for JLL to acquire all of the outstanding common shares of HFF – Total consideration of approximately $2bn – Each HFF share will receive a fixed exchange ratio of 0.1505 JLL shares plus $24.63 in cash – Pro-forma ownership of ~87% JLL / ~13% HFF(1)
Management and governance	▪ Mark Gibson, HFF's CEO, will join JLL as CEO, Capital Markets, Americas ▪ Key HFF senior leaders and capital markets advisors have entered into 3-4 year commitments related to employment, non-competition and/or retention ▪ Subject to review and approval of JLL's Nominating and Governance Committee and Board of Directors, one current HFF director is anticipated to join the JLL Board of Directors
Financial highlights	▪ Cash consideration expected to be funded through JLL's existing $2.75bn credit facility and excess cash ▪ Delivers high-quality, accretive earnings with favorable margin profile in the first full financial year ▪ Expected run-rate EBITDA synergies of $60mm, achieved over 2-3 years ▪ Combined cash flow generation allows for timely debt repayment ▪ Commitment to maintain existing investment-grade credit ratings(2)
Closing timing & conditions	▪ Expected closing in Q3 2019 ▪ Subject to customary closing conditions, including regulatory and HFF shareholder approvals

[1] Pro forma HFF ownership includes common shares to be issued in conjunction with the transaction and unvested RSUs

[2] Commitment to maintain JLL credit ratings. Note: a credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time

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HFF: A leading Capital Markets platform HFF Capital Markets platform HFF business highlights(1) Full-service Capital Markets capabilities… Leading $662mm commercial real estate 2018 total revenue Debt placement advisor $100bn 2,587 in 2018 of transaction volume in 2018 total transactions Capital Markets 392 Advisors …Serving serving a variety two customerof customer segments segments 1,074 Capital consumers Capital providers associates worldwide across 26 offices  Developers  Commercial & investment banks  Private owners  Conduits/debt funds  Private equity funds  Institutional investors/REITs more   Institutional investors Life insurance companies than  REITs  Family offices $81bn $1.7mm  Private equity Loan Servicing Portfolio In revenue per capital 1 All statistics represent HFF metrics as of 12/31/18 Balance markets advisor 8

Merger creates best-in-class Capital Markets platform  Strengthens JLL’s market-leading Global Capital Markets platform - 2018 Pro-forma fee revenue of $1.8bn - Rapidly accelerates growth and scale for U.S. Capital Markets - Footprint highly complementary with JLL U.S. and Global platforms - Adds deeper and enhanced capabilities for clients  Strong cultural fit & client-centric focus - JLL and HFF leadership teams highly aligned on shared vision for future success - Shared culture of teamwork, ethics and excellence - Client-centric philosophy and growth-oriented approach  Benefits of strategic combination - JLL’s diversified range of services combined with HFF’s deep client base drives enhanced client servicing and cross-sell opportunities - Strength of combined operating platform key to attracting, developing, and retaining industry leading talent - Create digital leader in the global capital markets space 9

Overview of expected synergies Estimated Synergies: First 12 Expect to realize full run-rate synergies within 2-3 years: Run-rate months − Real estate / office consolidation and infrastructure cost reductions Cost − Reduce overlapping audit, compliance, legal and Board-related expenses synergies $20 $40 − SG&A savings Near-term revenue − Combined agency lending business $3 $8 synergies − Accelerate new business wins and transaction pace with HFF’s deep Other revenue market intelligence, best-in-class data tools, decades-long market synergies relationships, and enhanced market and sector coverage $5 $12 − Cross-sell of JLL service offerings to HFF clients Total estimated EBITDA synergies $28mm $60mm Future − Leverage U.S. Capital Markets to accelerate growth of debt advisory platform in Europe & Asia Pacific potential − Leverage U.S. Capital Markets to other service lines within the U.S. 10 Note: Represents pre-tax expected synergies, excluding integration costs Refer to pages 16–18 for definitions and reconciliations of non-GAAP financial measures

Transaction creates a compelling financial profile JLL 2018 Pro-forma ($mm, based on 2018 actuals) Stand-alone w/Run-rate synergies(1) Consolidated $6,486 $7,225(2) 11% increase Fee revenue Capital Markets $1,093 $1,833(2) 68% increase Fee revenue Consolidated $953 $1,156 21% increase Adj. EBITDA 14.7% 16.0% ~130 bps improvement (Adj. EBITDA margin %) Cash flow from $604 $808(3) 34% increase operations Notes: Refer to pages 16–18 for definitions and reconciliations of non-GAAP financial measures 1 Assumes full impact of run-rate revenue and cost synergies 2 2018 Pro-forma revenue includes HFF 2018 total revenue as reported 11 3 As reported net cash provided by operating activities plus synergies

Pro-forma capitalization and balance sheet  Cash consideration expected to be Balance sheet implications funded through JLL’s existing credit As of 12/31/18 ($bn) JLL Pro-forma(1) facility (2) Equity market capitalization $7.4 $8.6  Post-transaction, JLL will have ample Net debt $0.3 $1.2 liquidity for continued investments Total capitalization(3)3 $7.7bn $9.8bn  Committed to maintaining investment- grade balance sheet and long-term (4) Net debt / Adj. EBITDA 0.3x 1.0x strategic leverage target of <2.0x Liquidity(5) $3.2 $2.3  Commitment to maintain current Credit ratings (S&P / Moody’s) BBB+ / Baa1(6) investment grade credit ratings Source: Public filings, Market prices as of 03/18/19 Refer to pages 16–18 for definitions and reconciliations of non-GAAP financial measures 1 Represents company financials pro-forma for transaction and inclusive of run-rate EBITDA synergies of $60mm 2 Assumes JLL price per share of $163.02 as of 3/18/19 3 Total capitalization includes non-controlling interests 4 Net Debt excludes non-controlling interests; Adj. EBITDA as defined by JLL, including run-rate synergies of $60mm 12 5 Liquidity defined as cash and cash equivalents plus available borrowings under our credit facility 6 Commitment to maintain JLL credit ratings; A credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time

Strong track record of successful, strategic M&A integration Strategy Select Acquisition Result  Leading provider of debt financing to the multifamily housing sector Build a foundation for debt origination  Expanded JLL’s Capital Markets platform and helped facilitate move business toward being a U.S. multifamily market leader November 2015  Market-leading, European-based property services business with a shared culture of excellence, teamwork and collaboration Create a leading EMEA Platform  Strengthened JLL’s leading position in both the UK and EMEA May 2011 markets  Market-leading real estate advisory firm, specializing in tenant representation with presence in 20+ U.S. markets Transform U.S. leasing platform  Created premier U.S. tenant rep platform and provided the next June 2008 generation of business leaders 13

Building transformative growth together  Significantly accelerates JLL  Highly complementary business growth towards long-term 2025 fit with strong cultural alignment Beyond targets  Ability to meet broader client  Rapidly scale JLL Capital Markets needs with access to JLL’s business in the U.S. and globally global footprint and full range of real estate services  Margin and earnings accretive  Meaningful participation in combined company’s future growth 14

Appendix

Reconciliation of reported metrics • There are key differences in non-GAAP JLL HFF reporting between JLL and HFF; go- ($mm) 2018A 2018A forward company will conform to JLL’s Fee revenue $6,486 $662(1) existing methodology • Adjusted EBITDA - HFF excludes non- Adjusted EBITDA (HFF methodology) n/a 169 cash stock-based compensation Less: Stock-based compensation expense n/a (25) expense; JLL does not Adjusted EBITDA (JLL methodology) $953 $144 • HFF has not historically reported an Margin 14.7% 21.8% Adjusted net income non-GAAP Net income attributable to common shareholders $484 $116 performance measure Net non-cash MSR and mortgage banking (6) (12) derivative activity(2) Other adjustments(2,3) 86 - Adjusted net income (JLL methodology) $563 $104 Source: Company model 1 Represents total HFF revenue, as reported 2 Amounts presented are net of tax 3 Other adjustments represents (i) restructuring and acquisition charges, (ii) amortization of acquisition-related intangibles, (iii) gain on disposition, and (iv) impact of December 2017 Tax Cuts and Jobs Act Enactment 16

Non-GAAP measures for JLL Management uses certain non-GAAP financial measures to develop budgets and forecasts, measure and reward performance against those budgets and forecasts, and enhance comparability to prior periods. These measures are believed to be useful to investors and other external stakeholders as supplemental measures of core operating performance and include the following: (i) Fee revenue and Fee-based operating expenses (ii) Adjusted EBITDA and Adjusted EBITDA margin (iii) Adjusted net income attributable to common shareholders However, non-GAAP financial measures should not be considered alternatives to measures determined in accordance with U.S. generally accepted accounting principles (“GAAP”). Any measure that eliminates components of a company’s capital structure, cost of operations or investments, or other results has limitations as a performance measure. In light of these limitations, management also considers GAAP financial measures and does not rely solely on non-GAAP financial measures. Because the company's non-GAAP financial measures are not calculated in accordance with GAAP, they may not be comparable to similarly titled measures used by other companies. Adjustments to GAAP Financial Measures Used to Calculate non-GAAP Financial Measures Gross Contract Costs represent certain costs associated with client-dedicated employees and third-party vendors and subcontractors and are indirectly reimbursed through the fee we receive. These costs are presented on a gross basis in Operating expenses with the corresponding fee in Revenue before reimbursements. However, as we generally earn little to no margin on such costs, excluding gross contract costs from both Fee revenue and Fee-based operating expenses more accurately reflects how the company manages its expense base and operating margins and also enables a more consistent performance assessment across a portfolio of contracts with varying payment terms and structures, including those with direct versus indirect reimbursement of such costs. Net Non-Cash Mortgage Servicing Rights ("MSR") and Mortgage Banking Derivative Activity consists of the balances presented within Revenue composed of (i) derivative gains/losses resulting from mortgage banking loan commitment and warehousing activity and (ii) gains recognized from the retention of MSR upon origination and sale of mortgage loans, offset by (iii) amortization of MSR intangible assets over the period that net servicing income is projected to be received. Non-cash derivative gains/losses resulting from mortgage banking loan commitment and warehousing activity are calculated as the estimated fair value of loan commitments and subsequent changes thereof, primarily represented by the estimated net cash flows associated with future servicing rights. MSR gains and corresponding MSR intangible assets are calculated as the present value of estimated cash flows over the estimated mortgage servicing periods. The above activity is reported entirely within Revenue of the Capital Markets service line of the Americas segment. Excluding net non-cash MSR and mortgage banking derivative activity reflects how the company manages and evaluates performance because the excluded activity is non-cash in nature. Impact of December 2017 Tax Cuts and Jobs Act Enactment reflects the transition tax on the deemed repatriated earnings of foreign subsidiaries and the remeasurement of U.S. deferred tax assets. The $47.0 million of additional expense in 2018 represents the true-up to the provisional amounts recorded in 2017. Such activity is excluded as the amount relates predominantly to accumulated foreign earnings, net of tax credits, realized over many years with cash obligations to be paid over eight years beginning in 2019. Therefore, these amounts are not considered indicative of core operating results. Restructuring and Acquisition Charges primarily consist of: (i) severance and employment-related charges, including those related to external service providers, incurred in conjunction with a structural business shift, which can be represented by a notable change in headcount, change in leadership or transformation of business processes; (ii) acquisition and integration-related charges, including non-cash fair value adjustments to assets and liabilities recorded in purchase accounting such as earn-out liabilities and intangible assets; and (iii) lease exit charges. Such activity is excluded as the amounts are generally either non-cash in nature or the anticipated benefits from the expenditures would not likely be fully realized until future periods. Restructuring and acquisition charges are excluded from segment operating results and therefore not a line item in the segments’ reconciliation to Adjusted EBITDA. Amortization of Acquisition-Related Intangibles, primarily composed of the estimated fair value ascribed at closing of an acquisition to assets such as acquired management contracts, customer backlog and trade name, is more notable following the company's increase in acquisition activity in recent years. Such activity is excluded as the change in period-over-period activity is generally the result of longer-term strategic decisions and therefore not necessarily indicative of core operating results. Gain on Disposition reflects the net gain recognized on the sale of a business in the Asia Pacific reporting segment. Given the low frequency of business disposals by the company historically, the gain directly associated with such activity is excluded as it is not considered indicative of core operating performance 17 .

Reconciliation of Non-GAAP measures for JLL . Year Ended Year Ended ($ in millions) Year Ended ($ in millions) December 31, ($ in millions except per share data) December 31, December 31, 2018 2018 2018 GAAP net income attributable to common $ 484.1 Revenue $ 16,318.4 shareholders GAAP net income attributable to common $ 484.1 shareholders Reimbursements (7,228.9) Interest expense, net of interest income 51.1 Restructuring and acquisition charges (credits) 38.8 Revenue before reimbursements 9,089.5 Provision for income taxes 214.3 Gross contract costs (2,595.0) Net non-cash MSR and mortgage banking derivative (8.3) Depreciation and amortization 186.1 activity Net non-cash MSR and mortgage banking (8.3) Amortization of acquisition-related intangibles, net 29.4 derivative activity EBITDA $ 935.6 Fee revenue $ 6,486.2 Gain on disposition (12.9) Restructuring and acquisition charges (credits) 38.8 Impact of Tax Cuts and Jobs Act Enactment 47.0 Gain on disposition (12.9) Tax impact of adjusted items (15.5) Net non-cash MSR and mortgage banking derivative (8.3) activity Adjusted EBITDA $ 953.2 Adjusted net income $ 562.6 Net income margin attributable to common 5.3% shareholders Adjusted EBITDA margin 14.7% 18

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